Exhibit 99.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,

18 U.S.C. SECTION 1350

I, Bruce J. Klatsky, Chairman and Chief Executive Officer of Phillips-Van Heusen Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q for the quarterly period ended May 4, 2003 (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m or 78o(d)); and

(2) the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 13, 2003	/s/ Bruce J. Klatsky

Bruce J. Klatsky

Chairman and Chief

Executive Officer